AMENDED SCHEDULE A
to the
AMENDED AND RESTATED RULE 18F-3
MULTIPLE CLASS PLAN
Dated November 22, 2021

The Trusts’ Funds and Classes that are currently offered are listed below:

Trust	Funds	Class A	Class C	Class Y	Class Z	Institutional Class	Class S	Class R6
Touchstone Funds Group Trust	Touchstone Active Bond Fund	x	x	x		x
	Touchstone Anti-Benchmark International Core Equity Fund			x		x
	Touchstone Credit Opportunities Fund	x	x	x		x
	Touchstone Dividend Equity Fund	x	x	x		x		x
	Touchstone High Yield Fund	x	x	x		x
	Touchstone Impact Bond Fund	x	x	x		x		x
	Touchstone International ESG Equity Fund	x	x	x		x
	Touchstone Mid Cap Fund	x	x	x	x	x		x
	Touchstone Mid Cap Value Fund	x	x	x		x
	Touchstone Sands Capital Select Growth Fund	x	x	x	x	x		x
	Touchstone Small Cap Fund	x	x	x		x
	Touchstone Small Cap Value Fund	x	x	x		x
	Touchstone Ultra Short Duration Fixed Income Fund	x	x	x	x	x	x

Trust	Funds	Class A	Class C	Class Y	Institutional Class	Class R6
Touchstone Strategic Trust	Touchstone Anti-Benchmark US Core Equity Fund	x	x	x	x
	Touchstone Dynamic Global Allocation Fund	x	x	x
	Touchstone Sands Capital International Growth Fund			x	x	x
	Touchstone Flexible Income Fund	x	x	x	x
	Touchstone Focused Fund	x	x	x	x
	Touchstone Global ESG Equity Fund	x	x	x	x
	Touchstone Growth Opportunities Fund	x	x	x	x
	Touchstone Mid Cap Growth Fund	x	x	x	x	x
	Touchstone Sands Capital Emerging Markets Growth Fund	x	x	x	x	x
	Touchstone Strategic Income Opportunities Fund	x	x	x	x
	Touchstone Balanced Fund	x	x	x		x
	Touchstone International Equity Fund	x	x	x	x
	Touchstone International Growth Fund	x	x	x	x
	Touchstone Large Cap Focused Fund	x	x	x	x	x
	Touchstone Large Cap Fund	x	x	x	x
	Touchstone Large Company Growth Fund	x	x	x	x
	Touchstone Core Municipal Bond Fund	x	x	x	x
	Touchstone Small Company Fund	x	x	x	x	x
	Touchstone Value Fund	x	x	x	x	x

[Signature page follows]

This Amended Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan is executed as of the date first set forth above.

TOUCHSTONE FUNDS GROUP TRUST and TOUCHSTONE STRATEGIC TRUST, each by itself and on behalf of the series listed in this Schedule A

By:	/s/Terrie Wiedenheft

Name:	Terrie A. Wiedenheft
Title:	Treasurer and Controller